UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2026

Eagle Nuclear Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-43162 (Commission File Number)	41-3113978 (I.R.S. Employer Identification No.)

5470 Kietzke Lane, Suite 300 Reno, NV (Address of principal executive offices)		89511 (Zip Code)

(775) 335-2029

(Registrant’s telephone number, including area code)

2100 McKinney Ave, Suite 1675

Dallas, TX 75201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUCL	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 24, 2026 (the “Closing Date”), the registrant consummated the previously announced transactions pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 29, 2025 (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among Spring Valley Acquisition Corp. II, an exempted company incorporated in the Cayman Islands with limited liability (“SVII”), Eagle Nuclear Energy Corp., a Nevada corporation and wholly owned, direct subsidiary of SVII (“New Eagle”), Spring Valley Merger Sub III, Inc., a Cayman Islands exempted company and wholly owned, direct subsidiary of New Eagle (“Merger Sub 1”), Spring Valley Merger Sub II, Inc., a Nevada corporation and wholly owned, direct subsidiary of New Eagle (“Merger Sub 2”), and Eagle Energy Metals Corp., a Nevada corporation (“Eagle”). The transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

Unless the context otherwise requires, the “Company” refers to New Eagle. All references herein to the “Board” refer to the board of directors of New Eagle. Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the same meaning given to such terms in the final prospectus dated January 30, 2026, and filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 2, 2026 (the “Proxy Statement/Prospectus”), in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Pursuant to the Merger Agreement, among other things, (i) Merger Sub 1 merged with and into SVII, with SVII continuing as the surviving corporation and a wholly-owned subsidiary of New Eagle and (ii) Merger Sub 2 merged with and into Eagle, with Eagle continuing as the surviving corporation and a wholly-owned subsidiary of New Eagle.

Upon the Closing, pursuant to that certain Property Option Agreement, dated as of November 18, 2024, as amended (the “Option Agreement”), by and among Aurora Energy Metals Ltd. (“Aurora”), Oregon Energy LLC (“Oregon Energy”) and the Company, New Eagle acquired all of the membership interests of Oregon Energy.

In connection with the Closing, and pursuant to the terms of the Merger Agreement, Eagle stockholders received merger consideration (the “Merger Consideration Shares”) consisting of an aggregate of 23,350,000 shares of common stock of New Eagle, par value $0.0001 per share (the “Common Stock”). In addition, certain Eagle stockholders received the right to receive up to 1,500,000 shares of Common Stock (the “Earn Out Shares”) if the VWAP of the Common Stock equals or exceeds $16.00 for any twenty (20) Trading Days within a thirty (30) consecutive Trading Day period following the Closing. In the event such milestones are not met within the first five (5) years following the Closing, the Earn Out Shares will not be issued.

In connection with the Closing, (i) the sole outstanding Class B ordinary share, par value $0.0001 per share, of SVII was converted into one Class A ordinary share, par value $0.0001 per share (the “SVII Class A Ordinary Shares”), and subsequently, (ii) each SVII Class A Ordinary Shares was converted into one share of SVII’s common stock (“SVII Common Stock” or “Public Shares”). Each share of SVII Common Stock that was outstanding and had not been redeemed was converted into one share of Common Stock. Every ten (10) SVII Rights were exchanged for a whole share of Common Stock, or 2,299,982 shares of Common Stock in the aggregate. Each whole outstanding public warrant to purchase SVII Common Stock became a warrant to purchase one share of Common Stock (the “Public Warrants”). Each outstanding warrant to purchase SVII Common Stock initially issued in a private placement in connection with SVII’s initial public offering became a warrant to purchase one share of Common Stock (the “Private Warrants”). In addition, New Eagle issued to the Sponsor an additional private warrant to purchase an aggregate 2,422,133 shares of Common Stock in full satisfaction of certain working capital loans and other loans (the “Working Capital Warrant”).

In connection with the stockholder vote to approve the Merger Agreement and the Business Combination, holders of an aggregate of 1,803,227 SVII Class A Ordinary Shares properly exercised their right to have their shares redeemed for a full pro rata portion of the Trust Account holding the proceeds from the IPO, which was approximately $12.08 per share, or $21,788,605.00 in the aggregate. The remaining balance of the Trust Account immediately prior to the Closing of approximately $4.9 million was used to partially fund the Business Combination.

As a result of such redemptions, a total of 410,051 Public Shares remained outstanding at the Closing. After giving effect to the Business Combination, the redemption of the Public Shares described above, the separation of the former SVII Units and the issuance of Merger Consideration Shares and the issuance of 300,000 shares of Common Stock in full satisfaction of fees due to a vendor, as of the Closing Date, there were 29,580,033 shares of Common Stock issued and outstanding.

In addition, in connection with its previously disclosed PIPE Financing, New Eagle issued 29,700 shares of its Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share (the “New Eagle Preferred Stock”) and private warrants to acquire 2,500,000 shares of Common Stock (the “PIPE Warrants”), and raised $29.7 million in gross proceeds.

The Common Stock commenced trading on the Nasdaq Capital Market tier of The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “NUCL” on February 25, 2026. New Eagle’s Public Warrants commenced trading on Nasdaq under the symbol “NUCLW” on February 25, 2026.

A more detailed description of the Business Combination is included in the section entitled “Proposal No. 1 — The Business Combination Proposal” of the Proxy Statement/Prospectus and is incorporated by reference herein. Further, the foregoing summary description of the Business Combination Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement, as amended, a copy of which is attached to this Report as Exhibit 2.1 and incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, you should rely on the information in this Report.

Item 1.01	Entry into a Material Definitive Agreement.

Warrant Assumption Agreement

On the Closing Date, New Eagle, SVII and Continental Stock Transfer & Trust Company entered into that certain Assignment, Assumption and Amendment Agreement (the “New Warrant Agreement”). The New Warrant Agreement amends that certain (a) Private Warrant Agreement dated as of October 12, 2022 (the “Existing Private Warrant Agreement”) and (b) Public Warrant Agreement dated as of October 12, 2022 (the “Existing Public Warrant Agreement” and together with the Existing Private Warrant Agreement, the “Existing Warrant Agreements”), by and between SVII and CST (the “Existing Warrant Agreement”), to provide for the assignment by SVII of all its rights, title and interest in the warrants of SVII to New Eagle. Pursuant to the New Warrant Agreement, all SVII warrants under the Existing Warrant Agreements will no longer be exercisable for shares of SVII Common Stock, but instead will be exercisable for shares of Common Stock.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, New Eagle, the Sponsor and certain New Eagle stockholders entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, (i) New Eagle agreed to file, within 30 days following the Closing Date, a registration statement covering the resale of certain shares of Common Stock and other equity securities of New Eagle, (ii) holders of Registrable Securities (as defined therein) will be granted certain takedown, demand, block trade and piggyback registration rights with respect to their Registrable Securities, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement, and (iii) the existing Registration Rights Agreement from SVII’s initial public offering was amended, restated and terminated as of the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, certain New Eagle stockholders, including the Sponsor, each separately entered into a lock-up agreement with New Eagle, pursuant to which, among other things, each such holder agreed not to sell, for a period of 180 days following the Closing (subject to certain exceptions), the shares of Common Stock held by such holder immediately after the Closing, on the terms and subject to the conditions set forth in the Lock-Up Agreements (each, a “Lock-Up Agreement”).

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the form of Lock-Up Agreement, which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

On February 23, 2026, SVII held an extraordinary general meeting of shareholders (the “meeting”), at which the SVII shareholders considered and voted in favor of, among other matters, a proposal to approve and adopt the Merger Agreement and the Business Combination. On February 24, 2026, the parties to the Merger Agreement consummated the Business Combination.

Upon the Closing, pursuant to the Option Agreement, New Eagle acquired all of the membership interests of Oregon Energy.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Report, including in the information that is incorporated by reference in this Report, may constitute “forward-looking statements” for purposes of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the Company’s and the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report may include, for example, statements about:

•	the Company’s ability to recognize the expected benefits of the Business Combination;

•	the ability to maintain the listing of the Common Stock and Public Warrants on Nasdaq following the Business Combination;

•	the Company’s financial and business performance following the Business Combination, including the Company’s financial projections and business metrics;

•	the Company’s market opportunity; expansion plans and opportunities, including total addressable market estimates;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, forecasts, projected costs, prospects and plans;

•	the Company’s ability to grow its business in a cost-effective manner;

•	the implementation, market acceptance and success of the Company’s business model;

•	developments and projections relating to the Company’s competitors and industry;

•	the Company’s approach and goals with respect to technology;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	the expected U.S. federal income tax impact of the Business Combination;

•	the Company’s ability to retain or recruit officers, key employees and directors following the completion of the Business Combination;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	the impact of the regulatory environment and complexities with compliance related to such environment;

•	the impact of the invasion of Ukraine by Russia, or the escalating geopolitical tensions in the Middle East, on the Company’s business;

•	changes in foreign currency exchange rates, which can affect revenue and foreign currency prices;

•	changes in applicable laws or regulations;

•	expectations regarding future acquisitions, partnerships or other relationships with third parties;

•	the Company’s future capital requirements and sources and uses of cash, including the Company’s ability to obtain additional capital in the future;

•	the outcome of any known and unknown litigation and regulatory proceedings; and

•	other factors detailed under the section titled “Risk Factors” in the Proxy Statement/Prospectus and incorporated by reference herein.

The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations, forecasts and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties, some of which are beyond the Company’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Accordingly, forward-looking statements in this Report and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About Eagle” beginning on page 169 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 20 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described beginning on page 15 of the Proxy Statement/Prospectus under the heading “Summary of the Proxy Statement/Prospectus — Risk Factors” and is incorporated by reference herein. There are no material changes to the Risk Factors section except for the additional risk factors set forth below.

A substantial number of shares of our Common Stock may be issued pursuant to the conversion terms of the New Eagle Preferred Stock, which could cause the price of the Common Stock to decline.

The New Eagle Preferred Stock is convertible into shares of our Common Stock, at an initial price of $11.88 per share, which may be adjusted downward to a floor of $5.00 based on the market price of the Common Stock, or if New Eagle conducts an offering of equity at a price less than $10.00 per share. The issuance of any of these shares at a lower price will dilute our other equity holders, which could cause the price of our Common Stock to decline.

Financial Information

The audited financial statements of Eagle as of November 30, 2025 and 2024 and for the years ended thereon are included in the Proxy Statement/Prospectus beginning on page F-57 thereof and are incorporated by reference herein. The financial information in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Eagle” is included in the Proxy Statement/Prospectus beginning on page 197 thereof and are incorporated by reference herein.

The audited financial statements of Oregon Energy as of June 30, 2025 and 2024 and for the years ended thereon are included in the Proxy Statement/Prospectus beginning on page F-80 thereof and are incorporated by reference herein. The unaudited financial statements of Oregon Energy as of and for the six months ended December 31, 2025 are attached to this Report as Exhibit 99.1 and incorporated herein by reference. The financial information in the section to be titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Oregon Energy” is attached to this Report as Exhibit 99.2 and incorporated herein by reference.

The audited financial statements of SVII as of December 31, 2025 and 2024 and for the years ended thereon are attached to this Report as Exhibit 99.3 and incorporated by reference herein. The financial information in the section to be titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SVII” is attached to this Report as Exhibit 99.4 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company is attached to this Report as Exhibit 99.5 and incorporated by reference herein.

Properties

The Company maintains its principal executive offices at 5470 Kietzke Lane, Suite 300, Reno, NV 89511.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of shares of Common Stock upon the Closing by:

• each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

• the Company’s named executive officer and directors; and

• all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of Common Stock subject to warrants held by that person that are currently exercisable or exercisable within 60 days of the Closing Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Eagle Nuclear Energy. Corp. 5470 Kietzke Lane, Suite 300, Reno, NV 89511.

The percentage ownership of Common Stock is based on 29,580,033 shares of Common Stock outstanding immediately following the Closing, after giving effect to the redemption of the Public Shares described above, the separation of the former SVII Units, the issuance of the shares in exchange for the SVII Rights, the issuance of Merger Consideration Shares and the issuance of 300,000 shares of Common Stock to a SVII vendor.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Shares of Common Stock
Directors and Named Executive Officers
Mark Mukhija	314,793		1.1%
Ajaypreet Toor	—		—
Robert Kaplan	—		—
Michael Kobler	—		—
Brian Goldmeier	—		—
Jeffrey Lipton	—		—
All executive officers and directors as a group (6 individuals)	314,793		1.1%
Five Percent Holders:
Blue Bird Capital Enterprises LLC(1)	6,175,031		20.9%
Alyeska Master Fund, L.P.(2)	5,279,700	(3)	16.4%
Spring Valley Acquisition Sponsor II, LLC(4)	11,830,467	(5)	30.3%
Steven Parhar(6)	2,109,118		7.1%
Balvinder Parhar(6)	2,028,671		6.9%
Naranjan Parhar(6)	2,028,671		6.9%

* Less than one percent.

(1) The business address of Blue Bird 1-1800 Sunset Harbour Dr., Miami Beach, FL 33139. Justus Parmar is the Manager of Blue Bird and has voting and investment control over the shares held by Blue Bird.

(2) The business address of Alyeska Master Fund, L.P., is 77 W. Wacker, Suite 700, Chicago, IL 60601. Alyeska Investment Group, L.P., the investment manager of Alyeska Master Fund, L.P., has voting and investment control of the shares held by Alyeska Master Fund, L.P. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by Alyeska Master Fund, L.P. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago IL 60601.

(3) Includes (i) 2,750,000 shares of Common Stock, (ii) 29,700 shares of New Eagle Preferred Stock, convertible into shares of Common Stock at any time at the option of the holder at an initial conversion price of $11.88 per share, and (iii) PIPE Warrants to purchase an aggregate of 2,500,000 shares of Common Stock at an exercise price of $12.00 per share.

(4) The shares reported above are held in the name of the Sponsor. The Sponsor is controlled by Pearl Energy Investment II, L.P., which is controlled by William Quinn.

(5) Includes (1) 2,408,334 shares of Common Stock, (ii) the Working Capital Warrant to purchase 2,422,133 shares of Common Stock at an exercise price of $11.50 per share, and (iii) Private Warrants to purchase 7,000,000 shares of Common Stock at an exercise price of $11.50 per share.

(6) The business address of each of the individuals is 1920-1075 W Georgia St., Vancouver, BC V6E 3C9.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management of New Eagle Following the Business Combination” beginning on page 254 thereof and that information is incorporated herein by reference.

Board Composition

Upon the Closing, Mr. Christopher Sorrells resigned as President and Director of New Eagle and the size of the Board was increased from one member to five members. Pursuant to the approval of the SVII shareholders at the Meeting, the following persons constitute the Board effective upon the Closing: Mark Mukhija, Robert Kaplan, Michael Kobler, Brian Goldmeier and Jeffrey Lipton. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Information about SVII — Directors and Officers” and “Management of the Company Following the Business Combination” beginning on page 231 and on page 254 thereof, respectively, which information is incorporated herein by reference. In connection with the Closing, Robert Kaplan and Brian Goldmeier were appointed as Class I directors to serve until the Company’s 2026 annual meeting of stockholders, Jeffrey Lipton was appointed as a Class II director to serve until the Company’s 2027 annual meeting of stockholders, and Michael Kobler and Mark Mukhija were appointed as Class III directors to serve until the Company’s 2028 annual meeting of stockholders.

Director Independence

Upon the Closing, the Board determined, based on information provided by each director concerning his background, employment and affiliations, that Jeffrey Lipton, Brian Goldmeier and Michael Kobler, representing three of the Company’s five directors, do not have material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq listing standards and the rules of the SEC relating to director independence requirements. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of the Company’s securities by non-employee directors and the transactions described below under the heading “Certain Relationships and Related Party Transactions.”

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. The Board appointed Messrs. Lipton, Goldmeier and Kobler to serve on the audit committee, with Mr. Lipton serving as the chair. The Board also determined that Mr. Lipton qualifies as an “audit committee financial expert” within the meaning of the SEC regulations. The Board appointed Messrs. Lipton, Goldmeier and Kobler to serve on the compensation committee, with Mr. Lipton serving as the chair. The Board appointed Messrs. Lipton, Goldmeier and Kobler to serve on the nominating and corporate governance committee, with Mr. Lipton serving as the chair.

Executive Officers

Effective as of the Closing, the Board appointed Mark Mukhija and Ajaypreet Toor to serve as Chief Executive Officer and Chief Financial Officer, respectively. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Eagle Following the Business Combination” beginning on page 254 thereof, which information is incorporated herein by reference.

Executive Compensation

The compensation of the Company’s named executive officer is described in the Proxy Statement/Prospectus in the section entitled “Executive and Director Compensation of Eagle” beginning on page 192 thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more officers serving on the Board.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the sections entitled “Certain Relationships and Related Party Transactions of Eagle” beginning on page 217 thereof and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About Eagle — Legal Proceedings” beginning on page 191 thereof, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Prior to the Closing, the SVII Common Stock, SVII Rights, SVII Warrants and SVII Units were listed on the OTC under the symbols “SVIIF,” “SVIRF,” “SVIWF,” and “SVIUF,” respectively. Upon the Closing, the Common Stock was listed on Nasdaq under the symbol “NUCL” and the New Eagle Warrants trade on Nasdaq under the symbol “NUCLW.” All outstanding SVII Units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from the OTC. All outstanding SVII Rights were converted into Common Stock upon the Closing and, as a result, no longer trade as a separate security and were delisted from the OTC.

Dividends

The Company has not paid any cash dividends on shares of its Common Stock to date. The Company currently intends to retain any future earnings and does not expect to pay any dividends in the foreseeable future. Any future determination to declare cash dividends will be made at the discretion of the Board, subject to applicable laws, and will depend on a number of factors, including the Company’s financial condition, results of operations, capital requirements, contractual restrictions, general business conditions and other factors that the Board may deem relevant.

Holders of Record

Following the Closing, including the redemption of the Public Shares described above and the separation of the former SVII Units and exchange of SVII Rights, there were 13 holders of record of Common Stock and 1 holder of record of the Public Warrants. Such numbers do not include beneficial owners holding the Company’s securities through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plan

Reference is made to the disclosure regarding the Eagle Nuclear Energy Corp. 2025 Equity Incentive Plan (the “Incentive Plan”), which is set forth under the heading “Incentive Plan” in Item 5.02 of this Report, and which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report regarding the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of New Eagle Securities” beginning on page 259 thereof and that information is incorporated herein by reference. As described below in Item 5.03 of this Report, the Company’s amended and restated articles of incorporation and amended and restated bylaws became effective as of the Closing.

In connection with the Closing and the PIPE Financing, New Eagle adopted and filed a Certificate of Designation on February 24, 2026 with the Secretary of State of the State of Nevada relating to the New Eagle Preferred Stock (“Original Certificate of Designation”) and issued 29,700 shares of New Eagle Preferred Stock to the PIPE investor. On February 27, 2026, the Original Certificate of Designation was amended and restated to correct a scrivener’s error (the “Certificate of Designation”). For a complete description of the rights and preferences of the New Eagle Preferred Stock, you should refer to the Certificate of Designation, which is attached hereto as Exhibit 3.3 to this Report.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of New Eagle Securities — Limitation on Liability and Indemnification of Officers and Directors” beginning on page 267 thereof, which information is incorporated herein by reference. The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” and Item 2.01 above with respect to the issuance of New Eagle Preferred Stock, PIPE Warrants, 300,000 vendor shares, warrants to purchase an aggregate of 2,422,133 issued to Sponsor in satisfaction of working capital and other loans, is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Report under the headings “Directors and Executive Officers,” and “Executive Compensation” is incorporated herein by reference.

Incentive Plan

As previously disclosed, at the special meeting, the SVII shareholders considered and approved the Incentive Plan. The Incentive Plan was previously approved, subject to shareholder approval, by SVII’s board of directors and the New Eagle Board. The Incentive Plan became effective immediately upon the Closing.

Following the Closing, a total of 4,437,008 shares of Common Stock were reserved for issuance under the terms of the Incentive Plan, which equaled approximately 15% of the total number of shares of Common Stock issued and outstanding immediately following the Closing. A summary of the other material terms of the Incentive Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 3 — The Equity Plan Proposal” beginning on page 128 thereof, which is incorporated herein by reference. The foregoing description of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, which is attached to this Report as Exhibit 10.3 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company amended and restated its articles of incorporation (as amended and restated, the “Amended and Restated Charter”), which became effective upon filing with the Secretary of State of the State of Nevada on the Closing Date and included the amendments proposed by “Proposals No. 2(A) – 2(F) — The Advisory Amendment Proposals,” and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective immediately prior to the Closing. In addition, in connection with the Closing, the Certificate of Designation covering the New Eagle Preferred Stock became effective.

Copies of the Amended and Restated Charter, Amended and Restated Bylaws and Certificate of Designation are attached to this Report as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

The material terms of the Amended and Restated Charter and the Amended and Restated Bylaws, and the general effect upon the rights of holders of the Company’s capital stock, are described in the sections of the Proxy Statement/Prospectus titled “Proposals No. 2(A) – 2(F) —The Advisory Amendment Proposals”, “Description of New Eagle Securities” and “Comparison of Shareholder Rights and Corporate Governance Matters” beginning on pages 124, 259 and 270, respectively, thereof, which information is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, in connection with the Closing, the Board adopted a new code of business conduct and ethics applicable to all of the Company’s directors, officers and employees. A copy of the code of business conduct and ethics is available on the investor relations portion of the Company’s website at https://eaglenuclear.com. The foregoing description of the code of business conduct and ethics does not purport to be complete and is qualified in its entirety by the full text of the code of business conduct and ethics, a copy of which is attached to this Report as Exhibit 14.1 and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 — The Transaction Proposal” beginning on page 83 thereof, which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 24, 2026, the Company issued a press release announcing, among other things, the Closing. The press release is attached to this Report as Exhibit 99.6 and incorporated herein by reference.

The information contained under this Item 7.01 in this Report, including Exhibit 99.6, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited financial statements of Eagle as of November 30, 2025 and 2024 and for the years ended thereon are included in the Proxy Statement/Prospectus beginning on page F-57 thereof and are incorporated by reference herein.

The audited financial statements of Oregon Energy as of June 30, 2025 and 2024 and for the years ended thereon are included in the Proxy Statement/Prospectus beginning on page F-80 thereof and are incorporated by reference herein. The unaudited financial statements of Oregon Energy as of and for the six months ended December 31, 2025 are attached to this Report as Exhibit 99.1 and incorporated by reference herein.

The audited financial statements of SVII as of December 31, 2025 and 2024 and for the years ended thereon are attached to this Report as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended November 30, 2025 is attached to this Report as Exhibit 99.5 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Amended and Restated Agreement and Plan of Merger, dated as of September 29, 2025, among Spring Valley Acquisition Corp. II, Eagle Nuclear Energy Corp., Spring Valley Merger Sub II, Inc., Spring Valley Merger Sub III, Inc. and Eagle Energy Metals Corp. (included as Annex A to the definitive proxy statement/prospectus filed by Eagle Nuclear Energy Corp. with the SEC on February 2, 2026).
3.1*	Amended and Restated Articles of Incorporation of Eagle Nuclear Energy Corp.
3.2*	Amended and Restated By-Laws of Eagle Nuclear Energy Corp.
3.3*	Amended and Restated Certificate of Designation of Series A Cumulative Convertible Preferred Stock of Eagle Nuclear Energy Corp.
4.1*	Warrant Assumption Agreement, dated as of February 24, 2026, by and among Eagle Nuclear Energy Corp., Spring Valley Acquisition Corp. II, and Continental Stock Transfer & Trust Company
4.2	Public Warrant Agreement, dated October 12, 2022, between Spring Valley Acquisition Corp. II and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Spring Valley Acquisition Corp. II with the SEC on October 17, 2022)
4.3	Private Warrant Agreement, dated October 12, 2022, between Spring Valley Acquisition Corp. II and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Spring Valley Acquisition Corp. II with the SEC on October 17, 2022)
4.4*	PIPE Warrant, dated February 24, 2026, issued to Alyeska Master Fund, L.P.
4.5*	Specimen Warrant Certificate
10.1*	Amended and Restated Securities Purchase Agreement, dated as of September 29, 2025, by and among SVII, Eagle, New Eagle, and Alyeska Master Fund, L.P.
10.2*	Registration Rights Agreement, dated as of February 24, 2026, by and among Eagle Nuclear Energy Corp. and certain securityholders
10.3+*	Eagle Nuclear Energy Corp. 2025 Equity Incentive Plan
10.4+*	Form of Option Award Agreement
10.5+*	Form of RSU Award Agreement
10.6*	Form of Lock-Up Agreement
10.7*	Form of Indemnification Agreement
10.8	Property Option Agreement, dated November 18, 2024, between Eagle Energy Metals Corp., Aurora Energy Metals Ltd. and Oregon Energy LLC (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4 filed by Eagle Nuclear Energy Corp. with the SEC on December 17, 2025)
10.9	First Amendment to Property Option Agreement, dated November 26, 2025, between Eagle Energy Metals Corp., Aurora Energy Metals Ltd. and Oregon Energy LLC (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-4 filed by Eagle Nuclear Energy Corp. with the SEC on January 20, 2026)
10.10*	Second Amendment to Property Option Agreement, dated February 24, 2026, between Eagle Energy Metals Corp., Aurora Energy Metals Ltd. and Oregon Energy LLC
10.11*	Bill of Sale and Assignment of Membership Interest, dated February 24, 2026, by and between Aurora Energy Metals Ltd., Oregon Energy LLC, and Eagle Energy Metals Corp.
10.12	Exclusive Patent License Agreement, dated June 20, 2025, between Eagle Energy Metals Corp. and UNM Rainforest Innovations (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4 filed by Eagle Nuclear Energy Corp. with the SEC on December 17, 2025)
10.13+	CEO Consulting Agreement, dated January 1, 2024, between Eagle Energy Metals Corp. and Mark Mukhija (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4 filed by Eagle Nuclear Energy Corp. with the SEC on December 17, 2025)

10.14+	Consulting Agreement, dated October 15, 2025, between Eagle Energy Metals Corp. and 1268966 B.C. LTD (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4 filed by Eagle Nuclear Energy Corp. with the SEC on January 20, 2026)
14.1*	Code of Business Conduct of Eagle Nuclear Energy Corp.
21.1*	List of Subsidiaries of Eagle Nuclear Energy Corp.
99.1*	Unaudited financial statements of Oregon Energy LLC as of and for the six months ended December 31, 2025
99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Oregon Energy LLC for the six months ended December 31, 2025
99.3*	Audited financial statements of Spring Valley Acquisition Corp. II as of December 31, 2025 and 2024 and for the years ended thereon
99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Spring Valley Acquisition Corp. II as of December 31, 2025 and 2024 and for the years ended thereon
99.5*	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements
99.6*	Press release, dated February 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed or furnished herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
+	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE NUCLEAR ENERGY CORP.

Date: March 2, 2026	/s/ Mark Mukhija
Name: Mark Mukhija
Title: Chief Executive Officer